UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           PROFILE TECHNOLOGIES, INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)


      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:
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     4.   Date Filed:

                           Profile Technologies, Inc.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030
                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      ------------------------------------

     The Annual Meeting of Shareholders of Profile Technologies, Inc. (the "Company") will be held at 11:00 a.m, local time, on Monday, December 13, 2004, at R.F. Lafferty & Co., Inc., 80 Broad Street, 26th floor, New York, New York, 10004, for the following purposes:

     1. To elect a Board of Directors consisting of four persons to serve a term of one year (until the next Annual Meeting of the Shareholders) or until their respective successors are elected and have been qualified.

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized common shares from 15,000,000 to 25,000,000.

     3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     The Board of Directors has fixed October 25, 2004 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the Annual Meeting. The transfer books of the Company will not be closed, but only shareholders of the Company of record on such date will be entitled to notice of, and to vote at, the Annual Meeting or adjournment of the Annual Meeting.

     Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy as promptly as possible in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.



                                           By Order of the Board of Directors

                                           Henry E. Gemino
                                           Chief Executive Officer

November __, 2004

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

                                  INTRODUCTION

     The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at R.F. Lafferty & Co., Inc., 80 Broad Street, 26th floor, New York, New York, 10004, at 11:00 a.m. local time on Monday, December 13, 2004, and at any and all adjournments of the Annual Meeting.

The enclosed materials were mailed to the shareholders of the Company ("Shareholders") on or about November __, 2004.

     The Company anticipates that the Shareholders will consider and vote upon the following matters at the Annual Meeting:

     1. To elect a Board consisting of four persons to serve a term of one year (until the next Annual Meeting) or until their respective successors are elected and have been qualified.

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized common shares from 15,000,000 to 25,000,000.

     3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

                                VOTING OF PROXIES

     Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies, on other matters that may properly come before the Annual Meeting.

     If you have executed and delivered a proxy, you may revoke such proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. To revoke the prior proxy, the notice of revocation or later proxy, must be received by the Company's Transfer Agent before the vote of Shareholders at the Annual Meeting. Unless you vote at the meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

                                VOTING PROCEDURES

     The Company's state of incorporation is Delaware. Under Delaware law and the Company's bylaws, the holders of a majority of the outstanding shares of the common stock of the Company entitled to vote constitute a quorum at any meeting of the shareholders. Votes cast by proxy or in person at the Annual Meeting will be counted by the inspector of elections appointed by the Company. The inspector of elections will treat shares of the Company's common stock represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under Delaware law and the Company's bylaws, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present exceed the number of votes opposing the action, unless Delaware law or the Company's Certificate of Incorporation or bylaws require a greater number of affirmative votes or voting by classes. Therefore, abstentions and broker non-votes have no effect and will be disregarded.

     All of the officers and directors have informed the Company that they intend to vote in favor of the nominees for directors included in this proxy statement.

                                VOTING SECURITIES

     The Board has fixed the close of business on October 25, 2004 as the record date (the "Record Date") for determining the Shareholders entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were ________ issued and outstanding shares of the Company's common stock, $.001 par value, entitled to vote at the Annual Meeting, held by approximately 940 Shareholders. As of the Record Date, the only outstanding voting securities of the Company were shares of the Company's common stock. As a Shareholder of the Company's common stock as of the Record Date, you are entitled to one vote for each share held on each matter properly submitted at the Annual Meeting.

                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

     Four directors are to be elected to hold office until the next annual meeting of Shareholders is held and their successors are elected. All of the nominees are current directors standing for re-election and were previously elected by the Shareholders. If one or more of the nominees is unable to serve, or for good cause will not serve at the time of the Annual Meeting, the shares represented by the proxies solicited by the Board will be voted for the other nominees and for any substitute nominee(s) designated by the Board. As of the date of this proxy statement, the Board has no reason to believe that any of the nominees named will be unable or unwilling to serve. In the election of directors, those nominees receiving the greatest number of votes shall be elected, even if such votes do not constitute a majority. Certain information regarding each nominee follows. Each nominee has consented to being named in the proxy statement and to serve if elected.

     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     The directors nominated for election at the Annual Meeting are as follows:

                                                                                       DIRECTOR
NAME AND AGE           AGE      PRINCIPAL OCCUPATION                                    SINCE
------------           ---      --------------------                                    -----
Henry E. Gemino        53       Chief Executive Officer, Chief Financial Officer,        1988
                                Profile Technologies, Inc.

Murphy Evans           72       President, Profile Technologies, Inc.                    1995

Charles Christenson    73       Professor Emeritus                                       1999
                                Harvard Graduate School of Business Administration

William A. Krivsky     76       Partner in Kellogg, Krivsky & Buttler (a mergers and     2000
                                acquisitions consulting firm)

     Henry E. Gemino. Since 1988, Mr. Gemino has been co-founder and served as a director and the Chief Financial Officer of the Company. From 1988 through October 2000, he served as Executive Vice President and Chief Operating Officer of the Company. Since October, 2000, he has served as Chief Executive Officer of the Company.

     Murphy Evans. Since 1995, Mr. Evans has served as President and a director of the Company. Mr. Evans also serves as the President of L & S Holding Co., a family-owned holding company that is engaged in several different businesses. Mr. Evans received an AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     William A. Krivsky. Mr. Krivsky holds a Doctorate of Science from MIT and was previously President of Velcro Industries N.V., Executive Vice President of Bird Corporation, President of Compo Industries and Group Vice President of Certaineed Corporation (now part of Paris-based St. Gobain Industries). He currently serves as President of Kellogg, Krivsky & Buttler Inc., a mergers and acquisition consulting firm, as President of Keyson Enterprises Inc., and as President of the Keyson Co. Inc. (privately held diversified businesses). He is also director of Cognex Corporation and Hitchiner Manufacturing Company, Inc.

     Charles Christenson. Professor Christenson has been a director of the Company since 1999. He is the Royal Little Professor of Business Administration, Emeritus, at the Graduate School of Business Administration at Harvard University and served as faculty chairman of both the MBA and Doctoral Programs.

He received his B.Sc. degree in Industrial and Labor Relations from Cornell University in 1952, his MBA degree with high distinction from Harvard University in 1954 and his DBA degree in Managerial Economics from Harvard University in 1961. While on leave of absence from the Harvard University faculty, he also served as Deputy to the Assistant Secretary of the Air Force (Financial Management) during the Kennedy Administration. He is a member of the American Association for the Advancement of Science. Professor Christenson has also authored or co-authored a number of books and articles on quantitative methods, management control and philosophy of science. He also serves as a director of Boston Baroque, Inc. (a not-for-profit corporation).

     There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person, pursuant to which any director was elected.

                              DIRECTOR COMPENSATION

     The Company pays to all non-employee directors a director's fee in the amount of $1,000 per month. Directors are entitled to participate in, and have been issued options under, the Company's 1999 Stock Plan. The Company also reimburses directors for any actual expenses incurred to attend meetings of the Board.

     Due to the Company's critical need for cash, the Company has deferred all payments owed to the directors for directors' fees until the Company has sufficient resources to pay such fees. As of June 30, 2004, the Company owed $56,000 in deferred directors' fees. On March 18, 2002, the Board approved a conversion right on all directors' fees deferred as of March 18, 2002. Pursuant to this conversion right, directors may elect to convert $1.00 of directors' fees owed to them as of March 18, 2002 for an option to purchase two shares of the Company's common stock, at an exercise price of $1.00 per share for a term of five years. As of March 18, 2002, the Company owed its directors $9,000 in deferred fees. As of October __, 2004, no directors have elected to convert.

                        BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended June 30, 2004, the Board held a total of four meetings. All members of the Board attended at least 75% of all meetings of the Board and all meetings held by all committees of the Board on which he served.

Audit Committee

     The Board maintains an Audit Committee composed of William Krivsky and Charles Christenson. The principal functions of the Audit Committee are to monitor the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent accountants and the internal audit function, to provide a means of communication among the independent accountants, financial and senior management, the internal audit function, and the Board, and to communicate with the Company's independent accountants outside of the presence of management, when necessary. The Audit Committee is also responsible for all matters set forth in its written charter, a copy of which is attached to this proxy statement as Appendix B. The Audit Committee held four meetings during the fiscal year ended June 30, 2004.

     The Board has determined that based on his experience and knowledge in financial and auditing matters Mr. Christenson in an "audit committee financial expert" as defined by Securities and Exchange Commission ("SEC") rules. Mr. Christenson meets the standards of independence under the applicable National Association of Securities Dealers ("NASD") listing standards.

     Under the Company's Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Securities Exchange Act of 1934 (the "Exchange Act") which are approved by the Audit Committee prior to the completion of the audit.

Compensation Committee

     The Board has a Compensation Committee composed of Murphy Evans and William Krivsky. The principle functions of the Compensation Committee are to establish overall compensation policies for the Company and to review the recommendations submitted by the Company's management. The Compensation Committee held ___ meeting during the year ended June 30, 2004.

Nominating Committee

     The Board does not have a standing nominating committee. Director nominees are recommended, reviewed and approved by the entire Board. The Board believes that this process is appropriate due to the relatively small number of directors on the Board and the opportunity to benefit from a variety of opinions and perspectives in determining director nominees by involving the full Board.

Shareholder Communications to the Board

     The Board has established a process for shareholders to communicate with members of the Board. If you would like to contact the Board you can do so by forwarding your concern, question or complaint to the Company's Chief Executive Officer, Henry E. Gemino, 2 Park Avenue, Suite 201, Manhasset, New York, 11030.

                             AUDIT COMMITTEE REPORT

     In discharging its responsibility, the Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and letter from the Company's independent auditors as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence.

     Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission.

                                               Audit Committee

                                               William Krivsky
                                               Charles Christenson


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of October 25, 2004 by (i) all persons who are known to the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock, and (ii) by each director, director nominee, and executive officer and by all executive officers and directors as a group:


                                                        Amount and Nature of      Percent of Class
  Name and Address             Positions and          Beneficial Common Stock    Based on Beneficial
Of Beneficial Owner            Offices Held                 Ownership(1)            Ownership((1))
-------------------            ------------                 ------------            --------------
Henry E. Gemino                Chief Executive               913,665(2)                 __%
5 Strickland Place             Officer, Chief
Manhasset, NY 11030            Financial Officer,
                               Director

Murphy Evans                   President,                    499,168(3)                 __%
204 Railroad Street            Director
P.O. Box 688
Laurinburg, NC 28532

Philip L. Jones                Chief Operating Officer       107,572(4)                 __%
203 Beaver Road                Executive Vice President
Sewickley, PA  15143

Charles Christenson            Director                      145,666(5)                 __%
1 Chauncy Lane
Cambridge, MA 02238

William A. Krivsky             Director                        ___(6)                   __%
117 Perimeter Road
Nashua, NH  06063

Gale D. Burnett                Shareholder                     ___(7)                   __%
9191 Northwood Rd.
Lynden, WA 98264

Frank Goodhart, Jr.            Shareholder                     ___(8)                   __%
1069 Old Forge Crossing
Lancaster, PA 17601

All Directors and Officers                                     ___(9)                   __%
as a Group (5 persons)


(1) Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) Includes warrants to purchase 403,332 shares of the Company's common stock and options to purchase 30,000 shares of the Company's common stock.

(3) Includes 30,000 shares held by the wife of Mr. Evans. Also includes 86,667 shares held in the name of Falco Enterprises, Inc., a company controlled by Mr. Evans. Also includes 15,500 held by L&S Holding Co., a company controlled by Mr. Evans. Also includes 5,000 shares held in a trust to which Mr. Evans is trustee with sole voting and investment power over the shares. Also includes warrants to purchase 265,834 shares of the Company's common stock, 41,667 of which are held in the name of Falco Enterprises, Inc., and options to purchase 50,000 shares of the Company's common stock.

(4) Includes warrants to purchase 14,286 shares of the Company's common stock and options to purchase 70,000 shares of the Company's common stock.

(5) Includes warrants to purchase 70,833 shares of the Company's common stock and options to purchase 50,000 shares of the Company's common stock.

(6)  Consists entirely of options to purchase the Company's common stock.

(7)  Includes warrants to purchase 110,000 shares of the Company's common stock.

(8)  Includes warrants to purchase 200,000 shares of the Company's common stock.

(9) Assumes exercise of all warrants and options owned by all officers and directors.

                        EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:

      Name                     Age                Position Held With Company
      ----                     ---                --------------------------

Henry E. Gemino                53                  Chief Executive Officer,
                                                    Chief Financial Officer

Murphy Evans                   72                   Chairman and President

Philip L. Jones                62                Executive Vice President and
                                                    Chief Operating Officer

     Philip L. Jones has been serving as Executive Vice President and Chief Operating Officer since September, 2001. For one year previous to his employment by the Company, he provided energy consulting services to certain utility companies. Prior to that, Mr. Jones served in various capacities with Consolidated Natural Gas Company, a large integrated energy company, for more than 30 years, including six years as Vice President for Marketing with CNG's exploration and production subsidiary, CNG Producing Company. He received his law degree from West Virginia College of Law in 1967 and his B.A. from Princeton University in 1964. Mr. Jones was a Captain in the U.S. Army, 142nd JAG Detachment.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person, pursuant to which any officer was selected.

                             EXECUTIVE COMPENSATION

Employment Contracts.
---------------------

     None of the executive officers of the Company are employed pursuant to employment contracts.

Cash Compensation.
------------------

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.

                           Summary Compensation Table

                                Annual Compensation                                    Long Term Compensation
                                -------------------                                    ----------------------
                                                                                               Awards
                                                                                               ------
          (a)             (b)         (c)           (d)        (e)           (f)          (g)        (h)        (i)
                                                              Other
                                                             Annual      Restricted    Options/     LTIP     All Other
  Name and Principal                               Bonus     Compen-       Stock         SARs      Payouts    Compen-
       position           Year     Salary($)        ($)     sation($)     Award(s) $      (#)        ($)     sation($)
       --------           ----     ---------        ---     ---------     ----------      ---        ---     ---------
Henry E. Gemino,          2004     $120,000(1),(2)   0          0             0         20,000        0          0
Chief Executive Officer   2003     $120,000(1),(2)   0          0             0         10,000        0          0
and Chief Financial       2002     $120,000(1),(2)   0          0             0            0          0          0
Officer

Joseph Galbraith          2004     $123,200(3)       0          0             0         20,000        0          0
Vice President Field      2003     $123,200(3)       0          0             0            0          0          0
Operations                2002     $123,200(3)       0          0             0         15,000        0          0


(1) Due to the Company's need for cash, the Company has deferred compensation owed to certain officers of the Company. Such amounts will continue to be deferred until the Company has sufficient resources to pay such amounts owed. On March 18, 2002, the Board approved a conversion right on all compensation owed to officers as of March 18, 2002. Pursuant to this conversion right, officers may elect to convert $1.00 of compensation owed to them as of March 18, 2002 for an option to purchase two shares of the Company's common stock, at an exercise price of $1.00 per share, for a term of five years. As of March 18, 2002, the Company owed Mr. Gemino $11,500 under the terms of this conversion right. As of October __, 2004, Mr.
     Gemino had not elected to convert.

(2) During each of the three fiscal years ended June 30, 2004, 2003, and 2002, the Company deferred payments of $66,000, $23,000, and $11,500, respectively, of the $120,000 base salary owed to Henry E. Gemino. As of June 30, 2004 total deferred compensation owed to Mr. Gemino was $100,500.

                                       10

(3) During each of the three fiscal years ended June 30, 2004, 2003, and 2002, the Company deferred payments of $13,970, $5,133, and $0, respectively, of the $123,200 base salary owed to Joseph Galbraith. Mr. Galbraith resigned from the Company on February 11, 2004. As of June 30, 2004 total deferred compensation owed to Mr. Galbraith was $19,103.

Option Grants in the Last Fiscal Year
-------------------------------------

     The following table sets forth information regarding stock options granted during the fiscal year ended June 30, 2004 to each of the named executive officers.

-----------------------------------------------------------------------------------------------------------------------
                                       Number Of        Percent Of Total
                                       Securities       Options Granted      Exercise Of    Market Price
           Name                    Underlying Options   To Employees In       Base Price        Base         Expiration
       And Position                     Granted           Fiscal Year         ($/Share)     ($/Share)(1)        Date
            (a)                           (b)                 (c)               (d-1)           (d-2)           (e)
-----------------------------------------------------------------------------------------------------------------------
Henry E. Gemino, Chief Executive         20,000               16.7%              $0.70          $0.25         12-15-08
Officer and Chief Financial
Officer
-----------------------------------------------------------------------------------------------------------------------
Murphy Evans, President                  20,000               16.7%              $0.70          $0.25         12-15-08
-----------------------------------------------------------------------------------------------------------------------
Philip L. Jones                          20,000               16.7%              $0.70          $0.25         12-15-08
Executive Vice President and
Chief Operating Officer
-----------------------------------------------------------------------------------------------------------------------

(1) The market price is based on the market value ($0.25) of the Company's common stock as of the close of business on December 15, 2004, the date of the grant.

Option Exercises and Holdings
-----------------------------

     The following table sets forth information regarding stock options exercised during the fiscal year ended June 30, 2004 by each of the named executive officers and the value of the unexercised options held by these individuals as of June 30, 2004, based on the per share market value ($0.50) of the Company's common stock on June 17, 2004, the last day during the fiscal year ended June 30, 2004 that trades in the Company's common stock were reported on the OTC Bulletin Board.


                                       11

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
Options/SAR Values:

      (a)               (b)             (c)                    (d)                       (e) (1)

                     Number of                         Number of Securities       Value of Unexercised
                      Shares                           Unexercised Options        In-the-Money Options
                    Acquired On        Value            at Fiscal Year-End       at Fiscal Year-End ($)
Name                 Exercise       Realized ($)    Exercisable/Unexercisable   Exercisable/Unexercisable
-----                --------       ------------    -------------------------   -------------------------
Henry E. Gemino         ---             ---                30,000/0(2)                     0/0
Murphy Evans            ---             ---                50,000/0(3)                     0/0
Philip L. Jones         ---             ---                70,000/0(4)                     0/0

(1) The value calculations are based on $0.50 per share, the fair market value of the underlying shares of the Company's common stock at year-end (June 17, 2004, the last day of the fiscal year on which the Company's stock was traded) less the exercise price for the shares. As of June 30, 2004, there were no unexercised options that were in-the-money.

(2) Consists of the following options: (A) 10,000 options at $0.55 per share, expiring in December 2007, and (B) 20,000 options at $0.70 per share, expiring in December 2008.

(3) Consists of the following options: (A) 20,000 options at $1.00 per share, expiring in November 2006, (B) 10,000 options at $0.55 per share, expiring in December 2007, and (C) 20,000 options at $0.70 per share, expiring in December 2008.

(4) Consists of the following options: (A) 35,000 options at $4.00 per share, expiring in October 2005, (B) 15,000 options at $1.00 per share, expiring in November 2006, and (C) 20,000 options at $0.70 per share, expiring in December 2008.

                                  PROPOSAL TWO
                                  ------------

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board is proposing an amendment to Paragraph 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of stock of the Company from 15,000,000 shares of common stock to 25,000,000 shares of common stock (the "Amendment") for approval by the Shareholders. A copy of the form of the Amendment is attached to this proxy statement as Appendix A.

     The Board believes that the flexibility provided by the increase in the authorized shares of common stock, which will permit the Board, in its discretion, to issue or reserve additional shares of common stock without the delay or expense of a meeting of shareholders, is in the best interests of the Company and the Shareholders. Shares of common stock may be used for general corporate purposes, including possible financing activities. Possible financing activities might include raising additional capital funds through offerings of shares of the common stock. The Board has no current plan, understanding or arrangement to issue any of the additional shares of common stock.

     The issuance of any additional shares of common stock may have the effect of diluting the percentage of stock ownership, book value and voting rights of the present holders of the common stock. The increase in the authorized common stock of the Company also may have the effect of discouraging attempts to take over control of the Company, as additional shares of common stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a party seeking to obtain control of the Company. The Amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Company's Certificate of Incorporation and Bylaws having an anti-takeover effect.

     The Board adopted the Amendment on September 17, 2004 and is seeking approval by the Shareholders through this proxy solicitation.

     THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September, 1988, at the time Gale D. Burnett, a beneficial shareholder of more than 10% of the Company's common stock, first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how transferred was granted to Northwood Enterprises, Inc., a family-owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. On April 8, 1996, Mr. Burnett assigned 1 1/4% of this royalty interest to Henry Gemino, currently the Chief Executive Officer and Chief Financial Officer, and a director of the Company. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company. To date, no royalty payments have been made or earned under the above described arrangement.

                         OTHER MATTERS TO BE VOTED UPON

     As of the date of this proxy statement, the Board does not know of or anticipate that any other matters will be brought before the Company's shareholders at the Annual Meeting. If, however, any other matters not mentioned in the proxy statement are properly brought before the Company's shareholders at the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act in accordance with their best judgment.


                                  SECTION 16(a)
                    BENEFICIAL OWNERHSIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act of 1934, the executive officers and directors of the Company in addition to any person who owns more than 10% of the common stock of the Company are required to report their ownership of the common stock of the Company and changes to such ownership with the SEC. Based on a review of such reports and information provided to the Company, the Company believes that during the most recent fiscal year the executive officers and directors of the Company have complied with applicable filing requirements under Section 16(a).

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected KPMG LLP ("KPMG") as the independent certified public accountants to audit the financial statements of the Company for its fiscal year ended June 30, 2004. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of KPMG LLP is expected to be present at the Annual Meeting of Shareholders to answer appropriate questions and will be afforded an opportunity to make a statement regarding the financial statements if they desire to do so.

     Audit Fees. The Company incurred aggregate fees of $62,300 payable to KPMG LLP during the fiscal year ended June 30, 2004 and $56,500 during the fiscal year ended June 30, 2003 for professional services rendered by KPMG for the audit of the Company's annual financial statements and the review of financial statements included in the Company's Forms 10-QSB.

     Audit-Related Fees. The Company did not incur any fees during the fiscal years ended June 30, 2004 or 2003 for professional services rendered by KPMG that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported under the caption "Audit Fees."

     Tax Fees. The Company did not incur any fees during the fiscal years ended June 30, 2004 or 2003 for professional services rendered by KPMG for tax compliance, advice and planning.

     All Other Fees. The Company did not incur any other fees during fiscal years ended June 30, 2004 or 2003 for other products or services provided by KPMG other than the fees described above.

                              STOCKHOLDER PROPOSALS

     Shareholders who wish to include a proposal in the Company's proxy statement for the 2005 Annual Meeting of Shareholders must deliver a written copy of their proposal to the Company's principal executive offices no later than June 30, 2005. Proposals must comply with the SEC proxy rules relating to shareholder proposals to be included in the Company's proxy materials. Except for shareholder proposals to be included in the Company's proxy statement, the deadline for nominations for director or other proposals made by a shareholder is five days before the date of the 2005 Annual Meeting. Proposals should be directed to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

                           ANNUAL REPORT ON FORM 10-K;
                    DELIVERY TO SHAREHOLDERS SHARING ADDRESS

     The Company is providing a copy of its Annual Report to Shareholders on Form 10-KSB for the fiscal year ended June 30, 2004 simultaneously with delivery of this proxy statement. You may obtain additional copies of the Annual Report by writing to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

     The Company is delivering only one proxy statement and Annual Report to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a shareholder at a shared address to which a single copy was sent. If you are a shareholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to Henry E. Gemino at the address noted above.

                              COST OF SOLICITATION

     The Company will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. The Company will solicit primarily through the mail, and the Company's officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but the Company may reimburse them for their reasonable out-of-pocket expenses.

     Holders of the Company's common stock are requested to complete, sign, and date the accompanying proxy card and promptly return it to the Company's Transfer Agent, in the enclosed addressed, postage paid envelope.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Henry E. Gemino
                                           Chief Executive Officer

October 25, 2004

                                   APPENDIX A
                                   ----------

                  AMENDMENT TO CERTIFICATE OF INCORPORATION OF
                 PROFILE TECHNOLOGIES, INC. INCREASING NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

     Profile Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of Profile Technologies, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that Paragraph 4 of the Company's Certificate of Incorporation shall be deleted in its entirety and replaced with the following:

          The total number of shares of stock which the corporation shall have the authority to issue is 25,000,000 shares of common stock, $0.001 par value.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 243 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Profile Technologies, Inc. has caused this certificate to be signed by Philip L. Jones, its Secretary, this 17th day of September, 2004.

                                            PROFILE TECHNOLOGIES, INC.



                                            By:      ___________
                                            Print:   Philip L. Jones
                                            Its:     Secretary

                           Profile Technologies, Inc.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

I, the undersigned shareholder of Profile Technologies, Inc. (the "Company"), do hereby nominate, constitute and appoint Henry E. Gemino, my true and lawful proxy and attorney with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $0.001 per share, of the Company, held in my name on its books as of October 25, 2004, at the Annual Meeting of Shareholders to be held on Monday, December 13, 2004.

PROPOSAL 1. Election of the following Directors:

[ ]  FOR all nominees listed below (except     [ ]   WITHHOLD Authority to vote
     as marked to the contrary below)                for all nominees listed
                                                     below

          (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)

          Henry E. Gemino          ___________________________
          Murphy Evans             ___________________________
          William A. Krivsky       ___________________________
          Charles Christenson      ___________________________

--------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE
                        ELECTION OF EACH OF THE NOMINEES.
--------------------------------------------------------------------------------

PROPOSAL 2. Adoption of the Amendment to the Company's Certificate of Incorporation increasing the authorized shares of common stock from 15,000,000 to 25,000,000:

[ ]  FOR adoption of the     [ ]  AGAINST Authority to vote       [ ]  ABSTAIN
     Amendment                    for adoption of Amendment

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
            ADOPTION OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF
         INCORPORATION INCREASING THE AUTHORIZED SHARES OF COMMON STOCK
                         FROM 15,000,000 TO 25,000,000.
--------------------------------------------------------------------------------

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE



    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposal 1. Should any other matter requiring a vote of the shareholders arise, the proxy named above is authorized to vote in accordance with his best judgment in the interest of the Company.


IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CANNOT BE VOTED.



                                                  ______________________________
                                                                            Date


                                                  ______________________________
                                                                       Signature


                                                  ______________________________
                                                     Signature (if jointly held)


                                                  ______________________________
                                                              Print Name(s) Here